                                                                    EXHIBIT 32.1

            CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF
                          TITLE 18 UNITED STATES CODE

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of CITGO Petroleum Corporation (the "Registrant"), does hereby certify, to his knowledge, that:

      The Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 of the Registrant fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 16, 2005                      /s/ Felix Rodriguez
                                         ---------------------------------------
                                             Name:  Felix Rodriguez
                                             Title: Chief Executive Officer